                    LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

                            GROWTH AND INCOME FUND
                            SPECIAL OPPORTUNITIES FUND

                    STANDARD CLASS

                    1300 South Clinton Street
                    Fort Wayne, Indiana 46802

                    PROSPECTUS May 1, 2004

Each fund is one of the Lincoln National Funds (funds) that sells its shares only to The Lincoln National Life Insurance Co. and its affiliates (Lincoln
Life). Lincoln Life holds the shares in its separate accounts to support variable annuity contracts and variable life contracts (contracts). We refer to a separate account as a variable account. Each variable account has its own prospectus that describes the account and the contracts it supports. You choose the fund or funds in which a variable account invests your contract assets. In effect, you invest indirectly in the fund(s) that you choose under the contract. This prospectus discusses the information about the fund that you should know before choosing to invest your contract assets in the fund.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this prospectus states.

                    LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

                     SUPPLEMENT DATED APRIL 16, 2004 TO THE
                   STANDARD CLASS PROSPECTUS DATED MAY 1, 2004

                           SPECIAL OPPORTUNITIES FUND

This supplement describes certain changes to the Prospectus for the Special Opportunities Fund, a series of Lincoln Variable Insurance Products Trust.

Effective May 1, 2004, the following is substituted for the first sentence of the sixth paragraph on Page SO-1: "The fund seeks stocks of companies representing a wide selection of industries and normally holds 100-175 stocks."

   Please keep this Supplement with your Prospectus for your future reference.

FUND OVERVIEW--
GROWTH AND INCOME FUND

WHAT ARE THE FUND'S GOALS AND MAIN INVESTMENT STRATEGIES?

The investment objective of the Growth and Income Fund (fund) is to maximize long-term capital appreciation.

The fund pursues its objective by investing in a diversified portfolio of stocks primarily of large-sized U.S. companies (market capitalizations greater than $5 billion), with some emphasis on medium-sized companies (market capitalizations between $1 billion and $5 billion). A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2003, the companies included in the Russell 1000 Index had an average market capitalization of approximately $84 billion. The Russell 1000 Index represents the 1,000 largest U.S. companies in the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. When evaluating the fund's performance, the Russell 1000 Index is used as the benchmark.

The fund's management style focuses on seeking growth companies at a reasonable price by blending:

          - a growth oriented management style, which seeks companies with earnings and/or revenues that are growing equal to or faster than the industry average; and

          - a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:

          - show earnings growth equal to or greater than the average expected growth rate of the companies in the same industry; and

          - be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:

          -     a long history of profit growth and dividend payment; and

          -     a reputation for quality management, products and service.

The adviser has access to research and proprietary technical models and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities. The fund's investments are selected using both a variety of quantitative techniques and fundamental research in seeking to maximize the fund's expected return while maintaining risk, style and capitalization characteristics similar to the Russell 1000 Index.

The fund does not intend to engage in active or frequent trading of portfolio securities as a part of its normal investment strategy. Market conditions could result in a greater degree of market activity and a higher portfolio turnover rate. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover rate was 72% in 2003 and 68% in 2002.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Moreover, the fund invests in medium-sized as well as large-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group. Further, medium-sized companies, which are not as well-established as large-sized companies, may (i) react more severely to market conditions and (ii) suffer more from economic, political and regulatory developments.

HOW HAS THE FUND PERFORMED?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Standard Class. The information shows: (a) changes in the Standard Class' performance from year to year; and (b) how the Standard Class' average annual returns for one, five and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.

[CHART]

                              Annual Total Returns

                       YEAR         ANNUAL TOTAL RETURN(%)
                       1994                1.32
                       1995               38.81
                       1996               18.76
                       1997               30.93
                       1998               20.34
                       1999               17.54
                       2000               -9.63
                       2001              -11.21
                       2002              -22.07
                       2003               29.71

     During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 22.88%.

     The fund's lowest return for a quarter occurred in the third quarter of 2002 at: (15.63)%.

AVERAGE ANNUAL TOTAL RETURN

                                FOR PERIODS ENDED 12/31/03
                          1 YEAR       5 YEARS         10 YEARS
GROWTH AND INCOME          29.71%        -0.95%            9.63%
RUSSELL 1000 INDEX*        29.89%        -0.13%           11.00%

     * The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 companies consist of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

The fund invests predominantly in large-sized companies. Accordingly, the fund's performance can be compared to the performance of the Russell 1000 Index.

FEES AND EXPENSES

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

   SHAREHOLDER FEES (fees paid by the investor directly)

          Sales Charge (Load) Imposed on Purchases                                      N/A

          Deferred Sales Charge (Load)                                                  N/A

          Maximum Sales Charge (Load) Imposed on Reinvested Dividends                   N/A

          Redemption Fee                                                                N/A

          Exchange Fee                                                                  N/A

          Account Maintenance Fee                                                       N/A

   ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
          Management Fee                                                               0.33%

          Distribution and/or Service (12b-1) fees                                     None

          Other Expenses                                                               0.05%

          Annual Fund Operating Expenses                                               0.38%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

                    1 YEAR     3 YEARS     5 YEARS      10 YEARS
                     $ 39       $ 122       $ 213         $ 480

FUND OVERVIEW--
SPECIAL OPPORTUNITIES FUND

WHAT ARE THE FUND'S GOALS AND MAIN INVESTMENT STRATEGIES?

The investment objective of the Special Opportunities Fund (fund) is to maximize long-term capital appreciation (as measured by the change in the value of fund shares over a period of three years or longer).

The fund pursues its objective by investing in a diversified portfolio of stocks primarily of medium-sized companies (market capitalizations between $1 billion and $5 billion) with some emphasis on larger-sized U.S. companies (market capitalizations greater than $5 billion but less than $24 billion). A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2003, the companies included in the Russell Midcap Value Index had an average market capitalization of approximately $6 billion. The Russell Midcap Value Index represents those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index of the largest U.S. companies based on total market capitalization. When evaluating the fund's performance, the Russell Midcap Value Index is used as the benchmark.

The fund's management style focuses on seeking growth companies at a reasonable price by blending:

          - a growth oriented management style, which seeks companies with earnings and/or revenues that are growing faster than the industry average; and

          - a value oriented management style, which seeks companies within an industry with current stock prices that do not reflect the stocks' perceived true worth.

More specifically, the fund seeks to invest in companies believed to:

          - show growth potential that significantly exceeds the average expected growth rate of companies in the same industry; and

          - be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:

          -    a long history of profit growth and dividend payment; and

          -    a reputation for quality management, products and service.

The fund seeks stocks of companies representing a wide selection of industries and normally holds 150-250 stocks. The fund uses a blend of quantitative analysis and fundamental research in its effort to find the most attractive stocks in each industry. This assessment includes a review of both a stock's value factors (e.g., low price-to-earnings ratio, low price-to-book ratio) and growth factors (e.g., improving earnings estimates). Fund investments are replaced if a possible new investment appears significantly more attractive under the fund's investment criteria.

The fund's portfolio turnover rate is expected to be approximately 100% in any year. For example, the fund would have a portfolio turnover rate of 100% if the fund replaced all of its investments in one year. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. This would increase fund expenses. The fund's portfolio turnover rate was 80% in 2003 and 55% in 2002.

The fund may also use other investment strategies, to a lesser degree, to pursue its investment objective. The fund's Statement of Additional Information (SAI) describes these other investment strategies and the risks involved.

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objective.

Delaware Management Company (DMC) serves as the investment adviser to the fund. For more information regarding the investment adviser, please refer to page 1 of the General Prospectus Disclosure.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?

Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments and, therefore, the value of the fund's shares held under your contract to fluctuate, and you could lose money.

Investing in stocks of medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with large-sized, more mature, well-known companies. Stocks of medium-sized companies, which are not as well-established as large-sized companies, may (1) react more severely to market conditions and (2) suffer more from economic, political and regulatory developments. For these reasons, the fund runs a risk of increased and more rapid fluctuations in the value of its stock investments.

Additionally, the prices of medium-sized company stocks may fluctuate independently of larger company stock prices. Medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Therefore, you should expect that the value of the fund's shares may fluctuate more than broad stock market indices such as the S&P 500, and may fluctuate independently from those indices.

Finally, the fund invests in large-sized as well as medium-sized companies, and the fund's performance may be affected if stocks in one of these two groups of companies do not perform as well as stocks in the other group.

HOW HAS THE FUND PERFORMED?

The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the fund's Standard Class. The information shows: (a) changes in the Standard Class' performance from year to year; and (b) how the Standard Class' average annual returns for one, five and ten year periods compare with those of a broad measure of market performance. Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected, the returns shown would be lower.

[CHART]

                              Annual Total Returns

                      YEAR         ANNUAL TOTAL RETURN(%)
                      1994                -1.00
                      1995                31.86
                      1996                16.51
                      1997                28.15
                      1998                 6.79
                      1999                -4.48
                      2000                16.04
                      2001                 2.16
                      2002               -11.75
                      2003                33.99

     During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1998 at: 19.14%.

     The fund's lowest return for a quarter occurred in the third quarter of 1998 at: (19.34)%.

AVERAGE ANNUAL TOTAL RETURN

                                   FOR PERIODS ENDED 12/31/03
                              1 YEAR         5 YEARS        10 YEARS
SPECIAL OPPORTUNITIES          33.99%          6.01%          10.79%
RUSSELL MIDCAP VALUE INDEX*    38.07%          3.73%          13.04%

     * The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap companies consist of the 800 smallest companies in the Russell 1000 Index of the largest U.S. companies based on total market capitalization.

FEES AND EXPENSES

The following table describes the fees and expenses that are incurred if you buy, hold, or sell shares of the fund. This table does not reflect any variable contract expenses. If reflected, the expenses shown would be higher.

   SHAREHOLDER FEES (fees paid by the investor directly)

         Sales Charge (Load) Imposed on Purchases                                       N/A

         Deferred Sales Charge (Load)                                                   N/A

         Maximum Sales Charge (Load) Imposed on Reinvested Dividends                    N/A

         Redemption Fee                                                                 N/A

         Exchange Fee                                                                   N/A

         Account Maintenance Fee                                                        N/A

   ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)

         Management Fee                                                                0.42%

         Distribution and/or Service (12b-1) fees                                      None

         Other Expenses                                                                0.10%

         Annual Fund Operating Expenses                                                0.52%

The following example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the fund's shares. The example also assumes that the fund provides a return of 5% a year and that operating expenses remain the same. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If reflected, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

                    1 YEAR      3 YEARS      5 YEARS        10 YEARS
                     $ 53        $ 167        $ 291           $ 653

MANAGEMENT OF THE FUNDS

The funds' business and affairs are managed under the direction of their board of trustees. The board of trustees has the power to amend the funds' bylaws, to declare and pay dividends, and to exercise all the powers of the funds except those granted to the shareholders.

MANAGER OF MANAGERS. The funds plan to employ a "manager of managers" structure. In this regard, the funds have filed an application with the SEC requesting an exemptive order to permit a fund's investment adviser to enter into and materially amend a sub-advisory agreement with a sub-adviser without shareholder approval. The relief would apply to, among other situations, the replacement of a sub-adviser whose sub-advisory agreement has terminated as a result of an "assignment" of the agreement. The funds' board of trustees would continue to approve the fund entering into or renewing any sub-advisory agreement.

INVESTMENT ADVISER AND SUB-ADVISERS: Delaware Management Company (DMC) is the investment adviser to the funds. DMC is a series of Delaware Management Business Trust (DMBT), a multi-series business trust registered with the Securities and Exchange Commission (SEC) as an investment adviser. DMC is responsible for overall management of the funds' securities investments, and provides investment advisory services to other affiliated and unaffiliated mutual funds. DMBT's address is 2005 Market Street, Philadelphia, Pennsylvania 19103. DMC is referred to in this prospectus as the adviser, unless otherwise indicated.

DMBT and its predecessors have acted as an investment adviser to mutual funds for over sixty years. DMBT provides investment management services to the registered investment companies of Delaware Investments Family of Funds; Delaware Pooled Trust, a no-load, open-end series; Delaware Market Neutral Equity Fund, L.P., a limited partnership; and to off-shore and on-shore collateralized bond obligation funds. DMC, either directly or through a sub-adviser, provides portfolio management and investment advice to the funds and certain administrative services to the funds, subject to the supervision of the funds' board of trustees.

Certain of the funds use sub-advisers who are responsible for the day-to-day management of the fund's securities investments. Any sub-adviser to a fund, where applicable, is paid out of the fees paid to the adviser. The following chart lists each fund's investment adviser (with the effective advisory fee rate for the most recently completed fiscal year), sub-adviser, if any, and portfolio manager.

FUND                                       INVESTMENT ADVISER, SUB-ADVISER, IF ANY, AND PORTFOLIO MANAGER(S)
--------------------------------------------------------------------------------------------------------------
AGGRESSIVE GROWTH FUND                     ADVISER: DMC (aggregate advisory fee paid for fiscal year ended
                                           December 31, 2003 was 0.74% of the fund's average net assets).

                                           SUB-ADVISER: Effective January 1, 2004, the sub-adviser of the fund is T. Rowe Price Associates, Inc., 100 East Pratt Street,
                                           Baltimore, MD 21202.(1)

                                           PORTFOLIO MANAGER: Effective January 1, 2004, Donald J. Peters
                                           serves as portfolio manager of the fund. Mr. Peters is the chairman of a T. Rowe Price investment advisory committee for the fund, and is responsible for its day-to-day portfolio management.
                                           Mr. Peters has been a portfolio manager and quantitative analyst for T. Rowe Price since joining the firm in 1993. He holds a bachelor's degree in economics from Tulane University and an MBA from the Wharton School, University of Pennsylvania.(2)

BOND FUND                                  ADVISER: DMC (aggregate advisory fee paid for fiscal year ended
                                           December 31, 2003 was 0.37% of the fund's average net assets).

                                           SUB-ADVISER: None.

                                           PORTFOLIO MANAGER: Ryan Brist is a Senior Vice President of DMC.
                                           Mr. Brist is responsible for the management of the fund. Prior to joining DMC, Mr. Brist was Senior Trader and Corporate Specialist
                                           for Conseco Capital Management from 1995 to 2000. From 1993 to
                                           1995, Mr. Brist was a Corporate Finance Analyst at Dean Witter
                                           Reynolds in New York. Mr. Brist received a bachelor's degree in finance from Indiana University.

(1) Prior to January 1, 2004, Putnam Investment Management, LLC, One Post Office Square, Boston, MA 02109 served as sub-adviser to the fund.

(2) Prior to January 1, 2004, the portfolio manager of the fund was Eric M. Wetlaufer, CFA, the Managing Director and Chief Investment Officer of Putnam's MidCap Growth Equity Group.

                                      GPD-1

FUND                                       INVESTMENT ADVISER, SUB-ADVISER, IF ANY, AND PORTFOLIO MANAGER(S)
--------------------------------------------------------------------------------------------------------------
CAPITAL APPRECIATION FUND                  ADVISER: DMC (aggregate advisory fee paid for fiscal year ended
                                           December 31, 2003 was 0.73% of the fund's average net assets).

                                           SUB-ADVISER: Janus Capital Management LLC, 151 Detroit Street,
                                           Denver, Colorado 80206. Janus is responsible for the day-to-day management of the fund's investments. Janus has served as the fund's sub-adviser since 1994. Janus has been in the investment advisory business for over 34 years.

                                           PORTFOLIO MANAGER: Mr. Blaine Rollins has been managing the fund since January 1, 2000. Mr. Rollins has been with Janus since 1990.
                                           He holds a bachelor's degree in finance from the University of
                                           Colorado and has earned the right to use the Chartered Financial
                                           Analyst designation.

EQUITY-INCOME FUND                         ADVISER: DMC (aggregate advisory fee paid for fiscal year ended
                                           December 31, 2003 was 0.74% of the fund's average net assets).

                                           SUB-ADVISER: Fidelity Management & Research Company (FMR) 82
                                           Devonshire Street, Boston, MA 02109. FMR has served as the fund's sub-adviser since May 1, 2001, when it replaced Fidelity
                                           Management Trust Company (Fidelity Trust) as sub-adviser to the fund. FMR Corp., organized in 1972, is the ultimate parent company of FMR. As of December 31, 2003, FMR, including its affiliates, had approximately $699 billion in total assets under management.
                                           FMR Co., Inc. (FMRC) serves as sub-sub-adviser for the fund. FMRC is primarily responsible for selecting investments for the fund.
                                           FMRC is a wholly-owned subsidiary of FMR.

                                           PORTFOLIO MANAGER: Stephen DuFour is a vice president of Fidelity
                                           Investments. Mr. DuFour manages several other mutual funds for
                                           FMR, and other trust accounts for FMR and Fidelity Trust. Mr.
                                           DuFour has served as a portfolio manager for FMR since 1993. He joined FMR as an analyst in 1992, after earning his MBA from the
                                           University of Chicago.

GLOBAL ASSET ALLOCATION FUND               ADVISER: DMC (aggregate advisory fee paid for fiscal year ended
                                           December 31, 2003 was 0.74% of the fund's average net assets).

                                           SUB-ADVISER: Effective January 1, 2004, the sub-adviser of the fund is UBS Global Asset Management (Americas) Inc. (UBS Global
                                           AM), One North Wacker Drive, Chicago, IL 60606.(1)

                                           PORTFOLIO MANAGER: Effective January 1, 2004, UBS Global AM's
                                           Investment Management Team serves as portfolio manager of the fund. The fund is managed by the asset allocation and currency team, but the full complement of UBS Global AM's investment professionals has an impact on the fund as the assets are actively allocated across seven equity and fixed income components with autonomous management teams that run dedicated strategies.(2)

(1) Prior to January 1, 2004, Putnam Investment Management, LLC, One Post Office Square, Boston, Massachusetts 02109 served as sub-adviser to the fund.

(2) Prior to January 1, 2004, the portfolio manager of the fund was Putnam's Global Asset Allocation Team which had primary responsibility for the day-to-day management of the fund and all decisions concerning the size and amount of the investment in each investment category. Putnam's investment teams were responsible for specific investment categories and sectors and made all recommendations and decisions regarding the purchase and sale of individual securities.

                                      GPD-2

FUND                                       INVESTMENT ADVISER, SUB-ADVISER, IF ANY, AND PORTFOLIO MANAGER(S)
--------------------------------------------------------------------------------------------------------------
GROWTH AND INCOME FUND                     ADVISER: DMC (aggregate advisory fee paid for fiscal year ended
                                           December 31, 2003 was 0.33% of the fund's average net assets).

                                           SUB-ADVISER: None

                                           PORTFOLIO MANAGER: Effective May 1, 2004, a team consisting of
                                           Christopher S. Adams, Robert E. Ginsburg, Scott E. Decatur, and
                                           Francis X. Morris is responsible for the day-to-day management of the fund's investments. Mr. Adams, a Vice President at DMC, joined
                                           Delaware Investments in 1995. He is a graduate of Oxford
                                           University and received an MBA from the Wharton School of the
                                           University of Pennsylvania. Mr. Ginsberg, a Vice President at DMC,
                                           joined Delaware Investments in 1997 from Anderson Consulting, where he was a consultant working primarily with financial services companies. Mr. Ginsberg graduated from the Wharton School of Business at the University of Pennsylvania. Dr. Decatur, a Vice
                                           President at DMC, was a quantitative research analyst at Grantham,
                                           Mayo, Van Otterloo & Co. prior to joining Delaware Investments in
                                           2002. Dr. Decatur holds both bachelor's and master's degrees from the Massachusetts Institute of Technology and a Ph.D. in computer science from Harvard University. Mr. Morris, a Senior Vice
                                           President at DMC, served as Vice President and Director of Equity
                                           Research at PNC Asset Management prior to joining Delaware
                                           Investments in 1997. Mr. Morris holds a bachelor's degree from
                                           Providence College and an MBA from Widener University.

INTERNATIONAL FUND                         ADVISER: DMC (aggregate advisory fee paid for fiscal year ended
                                           December 31, 2003 was 0.85% of the fund's average net assets).

                                           SUB-ADVISER: Delaware International Advisers Ltd. (DIAL), 80
                                           Cheapside, London, England, EC2V 6EE. DIAL has been registered as an investment adviser with the SEC since 1990, and provides investment advisory services primarily to institutional accounts and mutual funds in global and international equity and fixed income markets.

                                           PORTFOLIO MANAGER(S): Clive A. Gillmore, Elizabeth A. Desmond, and
                                           Emma R.E. Lewis of DIAL are primarily responsible for making day-to-day investment decisions for the fund and have been managing the fund since May, 1998. Mr. Gillmore has been active in investment management since 1982, and was a founding member of
                                           DIAL in 1990. He is a graduate of the University of Warwick. Ms.
                                           Desmond has been active in investment management since 1987, and with DIAL since 1991. She graduated from Wellesley College, holds a Masters degree from Stanford University and has earned the right to use the Chartered Financial Analyst designation. Ms. Lewis joined Delaware in 1995, assuming analytical responsibilities in the Pacific Basin Team. She is a graduate of Pembroke College,
                                           Oxford University and is an Associate of the UK Society of
                                           Investment Professionals.

                                      GPD-3

FUND                                       INVESTMENT ADVISER, SUB-ADVISER, IF ANY, AND PORTFOLIO MANAGER(S)
--------------------------------------------------------------------------------------------------------------
MANAGED FUND                               ADVISER: DMC (aggregate advisory fee paid for fiscal year ended
                                           December 31, 2003 was 0.40% of the fund's average net assets).

                                           SUB-ADVISER: None.

                                           PORTFOLIO MANAGER: Effective May 1, 2004, a team consisting of
                                           Christopher S. Adams, Robert E. Ginsburg, Scott E. Decatur,
                                           Francis X. Morris and Christopher S. Beck is responsible for managing the process which determines the timing and the amount of the investments in each investment category. This team is also responsible for managing the stock category of the Fund. Mr.
                                           Adams, a Vice President at DMC, joined Delaware Investments in
                                           1995. He is a graduate of Oxford University and received an MBA from the Wharton School of the University of Pennsylvania. Mr.
                                           Ginsberg, a Vice President at DMC, joined Delaware Investments in
                                           1997 from Anderson Consulting, where he was a consultant working primarily with financial services companies. Mr. Ginsberg
                                           graduated from the Wharton School of Business at the University of
                                           Pennsylvania. Dr. Decatur, a Vice President at DMC, was a
                                           quantitative research analyst at Grantham, Mayo, Van Otterloo &
                                           Co. prior to joining Delaware Investments in 2002. Dr. Decatur holds both bachelor's and master's degrees from the Massachusetts
                                           Institute of Technology and a Ph.D. in computer science from
                                           Harvard University. Mr. Morris, a Senior Vice President at DMC,
                                           served as Vice President and Director of Equity Research at PNC
                                           Asset Management prior to joining Delaware Investments in 1997.
                                           Mr. Morris holds a bachelor's degree from Providence College and an MBA from Widener University. Mr. Beck, a Senior Vice President at DMC, joined Delaware Investments in 1997. Mr. Beck previously served as a Vice President at Pitcairn Trust Company, where he managed small-capitalization stocks and analyzed equity sectors.
                                           Before that he was chief investment officer of the University of
                                           Delaware.

                                           Ryan Brist, Senior Vice President of DMC, is responsible for the management of the debt obligations category of the fund. Prior to joining DMC, Mr. Brist was Senior Trader and Corporate Specialist
                                           for Conseco Capital Management from 1995 to 2000. From 1993 to
                                           1995, Mr. Brist was a Corporate Finance Analyst at Dean Witter
                                           Reynolds in New York. Mr. Brist received a bachelor's degree in finance from Indiana University.

                                           Jil Schoeff Lindholm, Assistant Vice President of DMC, manages the money market category of the fund. Ms. Lindholm has been a
                                           Short-Term Investment Manager with DMC, including Delaware Lincoln
                                           Investment Advisers and Lincoln Investment Management, Inc., since
                                           1995 and has managed the money market category of the fund since
                                           October, 1997. She was a GIC Sales Executive for Lincoln Life from
                                           1992 to 1995. Ms. Lindholm holds an MBA from Indiana University.
                                           Ms. Lindholm has earned the right to use the designation of
                                           Chartered Financial Analyst and is a member of the Association of
                                           Investment Management Research.

MONEY MARKET FUND                          ADVISER: DMC (aggregate advisory fee paid for fiscal year ended
                                           December 31, 2003 was 0.42% of the fund's average net assets).

                                           SUB-ADVISER: None.

                                           PORTFOLIO MANAGER: Jil Schoeff Lindholm, Assistant Vice President
                                           of DMC, manages the fund. Ms. Lindholm has been a Short-Term
                                           Investment Manager since 1995 and has managed the fund since
                                           October, 1997. She was a GIC Sales Executive for Lincoln Life from
                                           1992 to 1995. Ms. Lindholm holds a MBA from Indiana University.
                                           Ms. Lindholm has earned the right to use the designation of
                                           Chartered Financial Analyst (CFA) and is a member of the
                                           Association of Investment Management Research.

                                      GPD-4

FUND                                       INVESTMENT ADVISER, SUB-ADVISER, IF ANY, AND PORTFOLIO MANAGER(S)
--------------------------------------------------------------------------------------------------------------
SOCIAL AWARENESS FUND                      ADVISER: DMC (aggregate advisory fee paid for fiscal year ended
                                           December 31, 2003 was 0.36% of the fund's average net assets).

                                           SUB-ADVISER: None.

                                           PORTFOLIO MANAGER: Effective May 1, 2004, a team consisting of
                                           Christopher S. Adams, Robert E. Ginsburg, Scott E. Decatur, and
                                           Francis X. Morris is responsible for the day-to-day management of the fund's investments. Mr. Adams, a Vice President at DMC, joined
                                           Delaware Investments in 1995. He is a graduate of Oxford
                                           University and received an MBA from the Wharton School of the
                                           University of Pennsylvania. Mr. Ginsberg, a Vice President at DMC,
                                           joined Delaware Investments in 1997 from Anderson Consulting, where he was a consultant working primarily with financial services companies. Mr. Ginsberg graduated from the Wharton School of Business at the University of Pennsylvania. Dr. Decatur, a Vice
                                           President at DMC, was a quantitative research analyst at Grantham,
                                           Mayo, Van Otterloo & Co. prior to joining Delaware Investments in
                                           2002. Dr. Decatur holds both bachelor's and master's degrees from the Massachusetts Institute of Technology and a Ph.D. in computer science from Harvard University. Mr. Morris, a Senior Vice
                                           President at DMC, served as Vice President and Director of Equity
                                           Research at PNC Asset Management prior to joining Delaware
                                           Investments in 1997. Mr. Morris holds a bachelor's degree from
                                           Providence College and an MBA from Widener University.

SPECIAL OPPORTUNITIES FUND                 ADVISER: DMC (aggregate advisory fee paid for fiscal year ended
                                           December 31, 2003 was 0.42% of the fund's average net assets).

                                           SUB-ADVISER: None.

                                           PORTFOLIO MANAGER: Effective May 1, 2004, a team consisting of
                                           Christopher S. Beck Christopher S. Adams, Robert E. Ginsburg and
                                           Scott E. Decatur is responsible for the day-to-day management of the fund's investments. Mr. Beck, a Senior Vice President at DMC, joined Delaware Investments in 1997. Mr. Beck previously served as a vice president at Pitcairn Trust Company, where he managed small-capitalization stocks and analyzed equity sectors. Before that he was chief investment officer of the University of
                                           Delaware. Mr. Adams, a Vice President at DMC, joined Delaware
                                           Investments in 1995. He is a graduate of Oxford University and received an MBA from the Wharton School of the University of
                                           Pennsylvania. Mr. Ginsberg, a Vice President at DMC, joined
                                           Delaware Investments in 1997 from Anderson Consulting, where he was a consultant working primarily with financial services companies. Mr. Ginsberg graduated from the Wharton School of
                                           Business at the University of Pennsylvania. Dr. Decatur, a Vice
                                           President at DMC, was a quantitative research analyst at Grantham,
                                           Mayo, Van Otterloo & Co. prior to joining Delaware Investments in
                                           2002. Dr. Decatur holds both bachelor's and master's degrees from the Massachusetts Institute of Technology and a Ph.D. in computer science from Harvard University.

Some of the funds using sub-advisers have names, investment objectives and investment policies that are very similar to certain publicly available mutual funds that are managed by these same sub-advisers. These funds will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the funds, different fees, and different sizes.

NET ASSET VALUE

Each fund determines its net asset value per share (NAV) as of close of business (currently 4:00 p.m., New York time) on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. Each fund determines its NAV by:

          -    adding the values of all securities investments and other assets;

          -    subtracting liabilities (including dividends payable); and

          -    dividing by the number of shares outstanding.

                                      GPD-5

A fund's securities may be traded in other markets on days when the NYSE is closed. Therefore, the fund's NAV may fluctuate on days when you do not have access to the fund to purchase or redeem shares.

Each fund (other than for the Money Market Fund) typically values its securities investments as follows:

          - equity securities, at their last sale prices on national securities exchanges or over-the-counter, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on exchanges or over-the-counter; and

          - debt securities, at the price established by an independent pricing service, which is believed to reflect the fair value of these securities.

In certain circumstances, a fund may value its portfolio securities fair value as estimated in good faith under procedures established by each fund's board of trustees. Fair valuation may be used when market quotations are not readily available, or if extraordinary events occur after the close of the relevant market but prior to the close of the NYSE. The estimated fair value of a security may be higher or lower than the security's closing price in the relevant market.

The Money Market Fund values its securities using the amortized cost method of valuation; the fund's NAV is required to fairly reflect market value.

SHARE CLASSES

Each fund offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee, which is described in the prospectus offering Service Class shares. This prospectus only offers Standard Class shares.

PURCHASE AND REDEMPTION OF FUND SHARES

Each fund sells its shares of common stock to The Lincoln National Life Insurance Company (Lincoln Life) and, except for the Managed Fund and the Special Opportunities Fund, to Lincoln Life & Annuity Company of New York (LNY). Lincoln Life and LNY hold the fund shares in separate accounts (variable accounts) that support various Lincoln Life and LNY variable annuity contracts and variable life insurance contracts.

Each fund sells and redeems its shares, without charge, at their NAV next determined after the fund receives a purchase or redemption request. The value of shares redeemed may be more or less than original cost.

Each fund normally pays for shares redeemed within seven days after the fund receives the redemption request. However, a fund may suspend redemption or postpone payment for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that a fund's disposal of investment securities, or determination of net asset value is not reasonably practicable; or (d) the SEC permits, by order, for the protection of fund shareholders.

MARKET TIMING

The funds do not permit market-timing or other excessive trading practices. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies and harm a fund's performance. Each fund reserves the right to reject or restrict any purchase order (including exchanges) from any investor. To minimize harm to the funds and their shareholders, a fund will exercise these rights if an investor has a history of excessive trading or if an investor's trading, in the judgment of the fund, has been or may be disruptive to any fund. In making this judgment, a fund may consider trading done in multiple accounts under common ownership or control.

DISTRIBUTIONS AND FEDERAL INCOME TAX CONSIDERATIONS

Each fund's policy is to distribute substantially all of its net investment income and net realized capital gains each year. A fund may distribute net realized capital gains only once a year. Each fund pays these distributions to Lincoln Life and LNY for the variable accounts. The variable accounts automatically reinvest the distributions in additional fund shares at no charge.

Since the only shareholders of the funds are Lincoln Life and LNY, this prospectus does not discuss the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to owners of variable annuity contracts or variable life insurance contracts (contract owners), see the prospectus for the variable account.

                                      GPD-6

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the fund's Standard Class shares for the past 5 years. The information reflects the financial performance of each fund and its predecessor fund, which merged into the fund on April 30, 2003. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with each fund's financial statements, is included in the annual report, which is available upon request.

                                        INCOME FROM INVESTMENT OPERATIONS
                                                   NET REALIZED
                                                        AND
                    NET ASSET                       UNREALIZED                            LESS DIVIDENDS FROM:
                      VALUE            NET          GAIN (LOSS)      TOTAL FROM           NET         NET REALIZED
                    BEGINNING      INVESTMENT           ON           INVESTMENTS       INVESTMENT       GAIN ON           TOTAL
 PERIOD ENDED       OF PERIOD     INCOME (LOSS)     INVESTMENTS      OPERATIONS          INCOME       INVESTMENTS       DIVIDENDS
------------------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Aggressive Growth Fund(2),(5),(10)

12/31/2003        $       6.539          (0.029)           2.162            2.133               --              --               --
12/31/2002        $       9.371          (0.036)          (2.796)          (2.832)              --              --               --
12/31/2001        $      17.644          (0.043)          (5.119)          (5.162)              --          (3.111)          (3.111)
12/31/2000        $      19.038          (0.083)          (0.279)          (0.362)              --          (1.032)          (1.032)
12/31/1999        $      13.367          (0.060)           5.732            5.672           (0.001)             --           (0.001)

Lincoln VIP Bond Fund(1),(6),(11)

12/31/2003        $      12.989           0.549            0.382            0.931           (0.578)         (0.119)          (0.697)
12/31/2002        $      12.382           0.675            0.560            1.235           (0.627)         (0.001)          (0.628)
12/31/2001        $      11.891           0.747            0.349            1.096           (0.605)             --           (0.605)
12/31/2000        $      11.436           0.787            0.426            1.213           (0.758)             --           (0.758)
12/31/1999        $      12.689           0.772           (1.180)          (0.408)          (0.845)             --           (0.845)

Lincoln VIP Capital Appreciation Fund(2),(12)

12/31/2003        $      12.678          (0.014)           4.129            4.115               --              --               --
12/31/2002        $      17.358          (0.032)          (4.648)          (4.680)              --              --               --
12/31/2001        $      25.345          (0.035)          (6.035)          (6.070)              --          (1.917)          (1.917)
12/31/2000        $      31.466          (0.047)          (4.694)          (4.741)              --          (1.380)          (1.380)
12/31/1999        $      21.772           0.007            9.839            9.846               --          (0.152)          (0.152)

Lincoln VIP Equity-Income Fund(2),(13)

12/31/2003        $      12.653           0.163            3.921            4.084           (0.142)             --           (0.142)
12/31/2002        $      15.339           0.162           (2.544)          (2.382)          (0.148)         (0.156)          (0.304)
12/31/2001        $      17.443           0.197           (1.420)          (1.223)          (0.177)         (0.704)          (0.881)
12/31/2000        $      22.047           0.164            1.583            1.747           (0.125)         (6.226)          (6.351)
12/31/1999        $      21.715           0.189            1.204            1.393           (0.171)         (0.890)          (1.061)

Lincoln VIP Global Asset Allocation Fund(2),(7),(14),(15)

12/31/2003        $      10.890           0.134            2.045            2.179           (0.365)             --           (0.365)
12/31/2002        $      12.563           0.221           (1.708)          (1.487)          (0.186)             --           (0.186)
12/31/2001        $      14.782           0.316           (1.410)          (1.094)          (0.050)         (1.075)          (1.125)
12/31/2000        $      16.793           0.393           (1.259)          (0.866)              --          (1.145)          (1.145)
12/31/1999        $      15.759           0.323            1.409            1.732           (0.266)         (0.432)          (0.698)

Lincoln VIP Growth and Income Fund(1),(8),(16)

12/31/2003        $      21.438           0.304            6.047            6.351           (0.287)             --           (0.287)
12/31/2002        $      27.849           0.275           (6.422)          (6.147)          (0.264)             --           (0.264)
12/31/2001        $      43.249           0.309           (3.823)          (3.514)          (0.278)        (11.608)         (11.886)
12/31/2000        $      51.710           0.482           (5.129)          (4.647)          (0.492)         (3.322)          (3.814)
12/31/1999        $      46.288           0.509            7.356            7.865           (0.497)         (1.946)          (2.443)

Lincoln VIP International Fund(2),(17)

12/31/2003        $       9.797           0.311            3.745            4.056           (0.233)             --           (0.233)
12/31/2002        $      11.155           0.199           (1.403)          (1.204)          (0.154)             --           (0.154)
12/31/2001        $      13.769           0.212           (1.469)          (1.257)          (0.259)         (1.098)          (1.357)
12/31/2000        $      14.374           0.287           (0.284)           0.003           (0.272)         (0.336)          (0.608)
12/31/1999        $      15.982           0.294            2.182            2.476           (0.529)         (3.555)          (4.084)

                                                                      RATIO OF NET
                                                       RATIO OF       INVESTMENT                        NET ASSETS AT
                    NET ASSET                        EXPENSES TO       INCOME TO         PORTFOLIO      END OF PERIOD
                    VALUE END         TOTAL          AVERAGE NET      AVERAGE NET        TURNOVER          (000'S
 PERIOD ENDED       OF PERIOD       RETURN(3)           ASSETS           ASSETS            RATE            OMITTED)
---------------------------------------------------------------------------------------------------------------------
Lincoln VIP Aggressive Growth Fund(2),(5),(10)

12/31/2003        $       8.672           32.62%            0.90%           (0.39%)             94%  $     267,451
12/31/2002        $       6.539          (30.22%)           0.87%           (0.47%)             77%  $     213,893
12/31/2001        $       9.371          (33.29%)           0.81%           (0.40%)            112%  $     352,865
12/31/2000        $      17.644           (2.69%)           0.78%           (0.41%)            106%  $     591,414
12/31/1999        $      19.038           42.43%            0.87%           (0.48%)            209%  $     448,193

Lincoln VIP Bond Fund(1),(6),(11)

12/31/2003        $      13.223            7.28%            0.44%            4.13%             652%  $     855,329
12/31/2002        $      12.989           10.13%            0.44%(4)         5.29%             612%  $     770,020
12/31/2001        $      12.382            9.18%            0.53%            5.96%             712%  $     556,894
12/31/2000        $      11.891           10.89%            0.55%            6.55%             167%  $     337,187
12/31/1999        $      11.436           (3.27%)           0.53%            6.02%              39%  $     330,923

Lincoln VIP Capital Appreciation Fund (2),(12)

12/31/2003        $      16.793           32.45%            0.82%           (0.10%)             21%  $     789,544
12/31/2002        $      12.678          (26.96%)           0.80%           (0.21%)             27%  $     678,243
12/31/2001        $      17.358          (25.88%)           0.78%           (0.18%)             48%  $   1,125,648
12/31/2000        $      25.345          (15.85%)           0.76%           (0.15%)             62%  $   1,689,681
12/31/1999        $      31.466           45.45%            0.78%            0.03%              60%  $   1,913,076

Lincoln VIP Equity-Income Fund(2),(13)

12/31/2003        $      16.595           32.35%            0.82%            1.15%             134%  $     810,728
12/31/2002        $      12.653          (15.67%)           0.82%            1.16%             130%  $     618,330
12/31/2001        $      15.339           (7.34%)           0.80%            1.23%             127%  $     799,166
12/31/2000        $      17.443           10.62%            0.79%            0.89%             143%  $     866,074
12/31/1999        $      22.047            6.27%            0.79%            0.86%             191%  $     990,758

Lincoln VIP Global Asset Allocation Fund(2),(7),(14),(15)

12/31/2003        $      12.704           20.40%            1.06%            1.16%             191%  $     257,804
12/31/2002        $      10.890          (11.89%)           1.00%            1.88%             133%  $     242,101
12/31/2001        $      12.563           (7.88%)           0.96%            2.38%             186%  $     322,310
12/31/2000        $      14.782           (5.44%)           0.94%            2.51%             154%  $     389,004
12/31/1999        $      16.793           11.33%            0.91%            2.05%             134%  $     490,804

Lincoln VIP Growth and Income Fund(1),(8),(16)

12/31/2003        $      27.502           29.71%            0.38%            1.28%              72%  $   2,242,161
12/31/2002        $      21.438          (22.07%)           0.36%(4)         1.13%              68%  $   1,911,558
12/31/2001        $      27.849          (11.21%)           0.36%            0.94%              78%  $   2,916,463
12/31/2000        $      43.249           (9.63%)           0.36%            1.00%              65%  $   3,612,222
12/31/1999        $      51.710           17.54%            0.36%            1.05%              16%  $   4,709,687

Lincoln VIP International Fund(2),(17)

12/31/2003        $      13.620           41.62%            1.04%            2.81%              14%  $     352,183
12/31/2002        $       9.797          (10.78%)           1.02%            1.84%               9%  $     255,516
12/31/2001        $      11.155           (9.96%)           0.99%            1.74%              13%  $     320,680
12/31/2000        $      13.769            0.11%            0.96%            2.13%               7%  $     403,589
12/31/1999        $      14.374           17.20%            0.92%            2.05%              12%  $     526,317

                                      GPD-7

                                        INCOME FROM INVESTMENT OPERATIONS
                                                   NET REALIZED
                                                        AND
                    NET ASSET                       UNREALIZED                            LESS DIVIDENDS FROM:
                      VALUE            NET          GAIN (LOSS)      TOTAL FROM           NET         NET REALIZED
                    BEGINNING      INVESTMENT           ON           INVESTMENTS       INVESTMENT       GAIN ON           TOTAL
 PERIOD ENDED       OF PERIOD     INCOME (LOSS)     INVESTMENTS      OPERATIONS          INCOME       INVESTMENTS       DIVIDENDS
------------------------------------------------------------------------------------------------------------------------------------
Lincoln VIP Managed Fund(1),(9),(18)

12/31/2003        $      11.881           0.245            2.458            2.703           (0.285)             --           (0.285)
12/31/2002        $      13.825           0.347           (1.878)          (1.531)          (0.413)             --           (0.413)
12/31/2001        $      16.918           0.443           (0.631)          (0.188)          (0.464)         (2.441)          (2.905)
12/31/2000        $      18.910           0.628           (0.865)          (0.237)          (0.660)         (1.095)          (1.755)
12/31/1999        $      18.971           0.622            0.767            1.389           (0.552)         (0.898)          (1.450)

Lincoln VIP Money Market Fund(19)

12/31/2003        $      10.000           0.068               --            0.068           (0.068)             --           (0.068)
12/31/2002        $      10.003           0.136               --            0.136           (0.139)             --           (0.139)
12/31/2001        $      10.000           0.397               --            0.397           (0.394)             --           (0.394)
12/31/2000        $      10.000           0.590               --            0.590           (0.590)             --           (0.590)
12/31/1999        $      10.000           0.468               --            0.468           (0.468)             --           (0.468)

Lincoln VIP Social Awareness Fund(2),(20)

12/31/2003        $      19.875           0.222            6.099            6.321           (0.195)             --           (0.195)
12/31/2002        $      25.810           0.233           (5.951)          (5.718)          (0.217)             --           (0.217)
12/31/2001        $      37.208           0.227           (2.822)          (2.595)          (0.174)         (8.629)          (8.803)
12/31/2000        $      44.292           0.267           (3.549)          (3.282)          (0.282)         (3.520)          (3.802)
12/31/1999        $      40.283           0.319            5.649            5.968           (0.296)         (1.663)          (1.959)

Lincoln VIP Special Opportunities Fund, Inc.(1),(21)

12/31/2003        $      22.471           0.390            7.227            7.617           (0.335)             --           (0.335)
12/31/2002        $      26.006           0.418           (3.467)          (3.049)          (0.365)         (0.121)          (0.486)
12/31/2001        $      25.846           0.431            0.098            0.529           (0.369)             --           (0.369)
12/31/2000        $      28.225           0.536            3.153            3.689           (0.494)         (5.574)          (6.068)
12/31/1999        $      33.416           0.482           (1.779)          (1.297)          (0.373)         (3.521)          (3.894)

                                                                    RATIO OF NET
                                                      RATIO OF       INVESTMENT                      NET ASSETS AT
                     NET ASSET                       EXPENSES TO      INCOME TO        PORTFOLIO     END OF PERIOD
                     VALUE END        TOTAL         AVERAGE NET      AVERAGE NET       TURNOVER         (000'S
 PERIOD ENDED        OF PERIOD      RETURN(3)         ASSETS           ASSETS             RATE         OMITTED)
------------------------------------------------------------------------------------------------------------------
Lincoln VIP Managed Fund(1),(9),(18)

12/31/2003        $      14.299           22.90%            0.50%            1.90%            237%   $     587,274
12/31/2002        $      11.881          (11.08%)           0.47%(4)         2.69%            318%   $     524,827
12/31/2001        $      13.825           (1.58%)           0.47%            2.93%            355%   $     690,682
12/31/2000        $      16.918           (1.41%)           0.44%            3.46%            110%   $     759,875
12/31/1999        $      18.910            7.72%            0.42%            3.25%             45%   $     927,572

Lincoln VIP Money Market Fund(19)

12/31/2003        $      10.000            0.68%            0.52%            0.69%            N/A    $     350,584
12/31/2002        $      10.000            1.36%            0.49%(4)         1.35%            N/A    $     519,071
12/31/2001        $      10.003            4.06%            0.54%            3.75%            N/A    $     430,205
12/31/2000        $      10.000            6.06%            0.58%            5.91%            N/A    $     253,097
12/31/1999        $      10.000            4.74%            0.59%            4.68%            N/A    $     234,676

Lincoln VIP Social Awareness Fund(2),(20)

12/31/2003        $      26.001           31.86%            0.43%            0.99%             60%   $   1,062,079
12/31/2002        $      19.875          (22.14%)           0.40%(4)         1.03%             32%   $     857,646
12/31/2001        $      25.810           (9.50%)           0.40%            0.75%             49%   $   1,274,803
12/31/2000        $      37.208           (8.33%)           0.38%            0.64%             76%   $   1,510,276
12/31/1999        $      44.292           15.44%            0.38%            0.79%             24%   $   1,946,179

Lincoln VIP Special Opportunities Fund, Inc.(1),(21)

12/31/2003        $      29.753           33.99%            0.52%            1.56%             80%   $     541,170
12/31/2002        $      22.471          (11.75%)           0.47%(4)         1.67%             55%   $     439,984
12/31/2001        $      26.006            2.16%            0.48%            1.65%             73%   $     539,870
12/31/2000        $      25.846           16.04%            0.49%            2.15%             75%   $     536,287
12/31/1999        $      28.225           (4.48%)           0.44%            1.46%             96%   $     665,642

(1) The average shares outstanding method has been applied for per share information for the years ended December 31, 2003, 2002, 2001 and 2000.

(2) The average shares outstanding method has been applied for per share information.

(3) Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.

(4) Net of advisory fee waiver. If no fees had been waived by the adviser, the ratio of expenses to the average net assets for the Lincoln National Bond Fund, Inc. Lincoln National Growth and Income Fund, Inc. Lincoln National Managed Fund, Inc. Lincoln National Money Market Fund, Inc. Lincoln National Social Awareness Fund, Inc. and Lincoln National Special Opportunities Fund, Inc. would have been 0.46%, 0.38%, 0.49%, 0.51%, 0.42% and 0.49%, respectively.

(5) Commencing May 1, 1999, Putnam Investments replaced Lynch & Mayer as the sub-adviser of the fund. Effective January 1, 2004, T. Rowe Price Associates, Inc. replaced Putnam Investments, as sub-advisor of the fund.

(6) As required, effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of this change for the year ended December 31, 2001 was a decrease in net investment income per share of $0.001, an increase in net realized and unrealized gain (loss) per share of $0.001, and a decrease in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in accounting.

(7) As required, effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was an increase in net investment income per share of $0.002, a decrease in net realized and unrealized gain (loss) per share of $0.002, and an increase in the ratio of net investment income to average net assets of 0.01%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect these changes in accounting.

(8) Effective July 3, 2000, Goldman Sachs Asset Management replaced Vantage Investment Advisors as the sub-advisor of the fund. Effective July 1, 2002, Delaware Management Company, the Fund's investment manager, assumed responsibility for the day-to-day management of the Fund's investment portfolio.

                                      GPD-8

(9) As required, effective January 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all discounts and premiums on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended December 31, 2001 was a decrease in net investment income per share of $0.024, an increase in net realized and unrealized gain (loss) per share of $0.024, and a decrease in the ratio of net investment income to average net assets of 0.17%. Per share data and ratios for periods prior to January 1, 2001 have not been restated to reflect these changes in accounting.

(10) Effective April 30, 2003, the Lincoln National Aggressive Growth Fund, Inc. was merged into the Lincoln VIP Aggressive Growth Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Aggressive Growth Fund, Inc.

(11) Effective April 30, 2003, the Lincoln National Bond Fund, Inc. was merged into the Lincoln VIP Bond Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Bond Fund, Inc.

(12) Effective April 30, 2003, the Lincoln National Capital Appreciation Fund, Inc. was merged into the Lincoln VIP Capital Appreciation Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Capital Appreciation Fund, Inc.

(13) Effective April 30, 2003, the Lincoln National Equity-Income Fund, Inc. was merged into the Lincoln VIP Equity-Income Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Equity-Income Fund, Inc.

(14) Effective April 30, 2003, the Lincoln National Global Asset Allocation Fund, Inc. was merged into the Lincoln VIP Global Asset Allocation Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Global Asset Allocation Fund, Inc.

(15) Effective January 1, 2004, UBS Global Asset Management (Americas) Inc. replaced Putnam Investments as sub-adviser of the fund.

(16) Effective April 30, 2003, the Lincoln National Growth and Income Fund, Inc. was merged into the Lincoln VIP Growth and Income Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Growth and Income Fund, Inc.

(17) Effective April 30, 2003, the Lincoln National International Fund, Inc. was merged into the Lincoln VIP International Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National International Fund, Inc.

(18) Effective April 30, 2003, the Lincoln National Managed Fund, Inc. was merged into the Lincoln VIP Managed Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Managed Fund, Inc.

(19) Effective April 30, 2003, the Lincoln National Money Market Fund, Inc. was merged into the Lincoln VIP Money Market Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Money Market Fund, Inc.

(20) Effective April 30, 2003, the Lincoln National Social Awareness Fund, Inc. was merged into the Lincoln VIP Social Awareness Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Social Awareness Fund, Inc.

(21) Effective April 30, 2003, the Lincoln National Special Opportunities Fund, Inc. was merged into the Lincoln VIP Special Opportunities Fund. The financial highlights for periods prior to April 30, 2003 reflect the performance history of the Lincoln National Special Opportunities Fund, Inc.

GENERAL INFORMATION

If you own a variable annuity or a variable life insurance policy issued by The Lincoln National Life Insurance Company, you should direct any inquiry to The Lincoln National Life Insurance Company, at P.O. Box 2340, Fort Wayne, Indiana 46801, or, call 1-800-4LINCOLN (454-6265). If you own a variable annuity or variable life insurance policy issued by Lincoln Life & Annuity Company of New York, you should direct any inquiry to P.O. Box 9740, Portland, Maine 04104, or call 1-800-893-7168. The Trust will issue: unaudited semi-annual reports showing current investments and other information; and annual financial statements audited by the Trust's independent auditors.

This prospectus does not contain all the information included in the registration statements that the funds have filed with the SEC. You may examine the registration statements, at the SEC in Washington, D.C. Statements made in the prospectus about any variable annuity contract, variable life insurance contract, or other document referred to in a contract, are not necessarily complete. In each instance, we refer you to the copy of that contract or other document filed as an exhibit to the related registration statement. We qualify each statement in all respects by that reference.

The use of a fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in a fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action was taken. The funds' board of trustees of each fund will monitor for any material conflicts and determine what action, if any, the fund or a variable account should take.

                                      GPD-9

A conflict could arise that requires a variable account to redeem a substantial amount of assets from any of the funds. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in that fund. Also, that fund could determine that it has become so large that its size materially impairs investment performance. The fund would then examine its options.

You can find additional information in the Trust's statement of additional information (SAI), which is on file with the SEC. The Trust incorporates its SAI, dated May 1, 2004, into its prospectus. The Trust will provide a free copy of its SAI upon request.

You can find further information about each fund's investments in the fund's annual and semi-annual reports to shareholders. The annual report discusses the market conditions and investment strategies that significantly affected that fund's performance (except the Money Market Fund) during its last fiscal year. Each fund will provide a free copy of its annual and semi-annual report upon request.

For an SAI, annual or semi-annual report, either write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). Also call this number to request other information about a fund, or to make inquiries.

You can review and copy information about the funds (including the SAIs) at the SEC's public reference room in Washington, D.C. You can get information on the operation of the public reference room by calling the SEC at 1-202-942-8090. You can also get reports and other information about the funds on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can get copies of this information, after paying a duplicating fee, by writing the SEC Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov.

                             SEC File No: 811-08090

                                     GPD-10